UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2024

GRYPHON DIGITAL MINING, INC.

(Exact Name of Company as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39096	83-2242651
(Commission File Number)	(IRS Employer Identification No.)

1180 N. Town Center Drive, Suite 100
Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

(877) 646-3374

(Company’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	GRYP	The Nasdaq Stock Market LLC

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

The information set forth below in Item 5.02 is incorporated by reference in this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 26, 2024, Simeon Salzman notified Gryphon Digital Mining, Inc. (the “Company”) of his decision to rescind his resignation as the Chief Financial Officer of the Company, which was provided on July 29, 2024 and previously disclosed in a Current Report on Form 8-K filed by the Company on August 2, 2024 (the “Previous 8-K”).

As disclosed in the Previous 8-K, in connection with Mr. Salzman’s resignation, the Company and Mr. Salzman entered into a letter agreement (the “Letter Agreement”) that superseded and replaced the Employment Agreement, dated June 19, 2023, between Mr. Salzman and the Company (the “Employment Agreement”). Pursuant to the Letter Agreement, Mr. Salzman would remain with the Company in his current position to assist with the transition of his responsibilities until November 15, 2024.

On September 26, 2025, in connection with the rescission of Mr. Salzman’s resignation, the Company and Mr. Salzman terminated the Letter Agreement and entered into an amendment to the Employment Agreement (the “Amendment”). Pursuant to the Amendment, the Employment Agreement was reinstated on substantially the same terms and conditions as existed prior to the Letter Agreement except (i) Mr. Salzman’s base annual salary was increased to $275,000, and (ii) the Restricted Period (as defined in the Employment Agreement) has been reduced to the term of Mr. Salzman’s employment and for the six (6) months thereafter.

The foregoing summary of the Amendment is qualified in its entirety by reference to the terms and provisions of the Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On September 27, 2024, the Company issued a press release announcing Mr. Salzman’s continuation as the Chief Financial Officer of the Company.

A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No. 1 to Employment Agreement, dated September 26, 2024, between the Company and Simeon Salzman
99.1	Press release, dated as of September 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON DIGITAL MINING, INC.

Date: September 27, 2024	By:	/s/ Steve Gutterman
		Name:	Steve Gutterman
		Title:	Chief Executive Officer

2